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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: October 3, 2002



                          McDERMOTT INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)



  REPUBLIC OF PANAMA                   1-8430                  72-0593134

  (State or other jurisdiction       Commission               IRS Employer
  of incorporation)                  File Number            Identification No.


         1450 Poydras Street, New Orleans, Louisiana         70112-6050
           (Address of principal executive offices)          (Zip Code)

       Registrant's Telephone Number, including area code: (504) 587-5400



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ITEM 5.  OTHER EVENTS

         On October 3, 2002, McDermott International, Inc. announced its revised 2002 earnings outlook and set the date for its third quarter earnings release and related conference call. The information set forth in McDermott's October 3, 2002 press release, a copy of which is included as Exhibit 99.1 to this report, is incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               99.1     Press release issued by McDermott on October 3, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           McDERMOTT INTERNATIONAL INC

Date: October 3, 2002                      By:  /s/ THOMAS A. HENZLER
                                              ----------------------------------
                                               Thomas A. Henzler
                                               Vice President Finance and
                                               Corporate Controller





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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
------          -----------
99.1            Press release issued by McDermott on October 3, 2002.